State Street Institutional Funds
State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

www.statestreet.com/im
You also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to
Statestreetfunds@ssga.com. The fund's Statutory Prospectus and Statement of Additional Information, both dated January 31, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the State Street Institutional Small-Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.91%	0.91%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.91%	1.16%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.00%

The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2027 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027, except with approval of the State Street Institutional Funds' Board of Trustees.

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$77	$274	$488	$1,105
Service Class	$102	$353	$623	$1,395
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Index ranged from $1.98 million to $31.15 billion.These capitalization ranges will change over time. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its posi

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
tions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or sub-adviser or may not have the effect on the Fund anticipated by the Adviser or sub-adviser.

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large Transactions Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed by the Adviser and multiple sub-advisers. The Adviser's or sub-advisers' judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's or sub-advisers' investment techniques and decisions will produce the desired results. Additionally, because portions of the Fund's assets are managed by the Adviser and multiple sub-advisers, each using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a lim

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
ited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser or sub-adviser overestimates the stock's expected value.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2025 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.80%	Q4 2020
Lowest Quarterly Return	-31.22%	Q1 2020
Average Annual Total Returns (for periods ended 12/31/25)
	One Year	Five Years	Ten Years
Investment Class
Return Before Taxes	0.47%	5.48%	9.22%
Return After Taxes on Distributions	-3.29%	2.58%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	3.84%	6.92%
Service Class Return Before Taxes	0.27%	5.22%	8.95%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
Investment Adviser and Sub-Advisers
SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.
The professionals primarily responsible for the day-to-day management of the Fund are Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Phillip Cook, William Muggia, and Richard Lee. Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2021, Messrs. Muggia and Lee have served as portfolio managers of the Fund since March 2024.
Shawn McKay, CFA, is a Vice President of the Adviser and a member of the Investment Strategist Team within the Investment Solutions Group. He joined the Adviser in 2007.
Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.
Frank Latuda Jr., CFA, is Chief Investment Officer and Portfolio Manager at Kennedy. He joined Kennedy in 1997.
McAfee Burke, CFA, is a Portfolio Manager at Kennedy. He joined Kennedy in 2015.
Marc Shapiro is a Partner and Senior Portfolio Manager at Palisade. He joined Palisade in 2004.
Dennison Veru is the Senior Partner and Chief Investment Officer at Palisade. He joined Palisade in 2000.
Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.
William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.
Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.
Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:

State Street Institutional Small-Cap Equity Fund
Summary Prospectus – January 31, 2026
Investment Class: SIVIX    Service Class: SSQSX
By Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
By Overnight/Registered, Express, Certified Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
SSF-INST SP SCE 1-31-2026